Exhibit 99.1

RENNOVA HEALTH, INC. DISCUSSES PROGRESS AND PLANS FOR MENTAL AND BEHAVIORAL HEALTH DIVISION WITH THE STOCK DAY PODCAST

WEST PALM BEACH, Fla. (June 16, 2022) – Rennova Health, Inc. (OTC: RNVA) Chief Executive Officer Seamus Lagan joined Stock Day host Sever Copley to discuss progress with the business and the Company’s plans to develop a mental and behavioral health division.

Copley started off by asking about the performance of the current hospital operations. Lagan stated his belief that the business was now stabilized, helped by the recently secured Critical Access Designation, and that he believed the operations would now be cash flow positive and generate a profit.

Copley went on to ask about the status of previously discussed plans to add mental and behavioral health to the business. Lagan confirmed that a new division, Myrtle Recovery Centers, Inc., had been created and that the Company was finalizing a plan to utilize available space at owned properties to provide these services. Lagan further explained that having space available reduced the capital needs to minor refurbishment and decorating costs and confirmed the intention to employ someone with specific knowledge of the industry to head up this new division.

Copley then asked what could be expected over a two or three year period from the Company. Lagan explained the continued need for rural healthcare and the Company’s plans to refine and prove a profitable model to create a foundation for further acquisitions in the future.

Copley finished by asking what message Lagan would like the Company’s shareholders to take away from the interview. Lagan responded by confirming his confidence that the Company can deliver an excellent service to its customers and make a profit for its shareholders

To hear Seamus Lagan’s entire interview, follow the link to the podcast here:

Stock Day Media / RENNOVA HEALTH, INC. DISCUSSES PROGRESS AND PLANS FOR MENTAL AND BEHAVIORAL HEALTH DIVISION WITH THE STOCK DAY PODCAST (audioboom.com)

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About Rennova Health, Inc.

Rennova Health, Inc. (“Rennova,” the “Company,” “we”, “us”, “its” or “our”) is a provider of health care services. The Company owns one operating hospital in Oneida, Tennessee known as Big South Fork Medical Center, a hospital located in Jamestown, Tennessee that it plans to reopen, a physician’s practice in Jamestown, Tennessee that it plans to reopen and a rural clinic in Kentucky. For more information, please visit www.rennovahealth.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Additional information concerning these and other risk factors are contained in the Company’s most recent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Contact:

Rennova Health

561-855-1626

info@rennovahealth.com